UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

VIPER ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with written preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Viper Energy, Inc. Online Go to https://www.envisionreports.com/VNOM or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 1:00 AM, Central Time, on May 19, 2026. Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for Viper Energy, Inc.’s Annual Meeting of Stockholders to be Held on May 19, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for Viper Energy, Inc.’s Annual Meeting of Stockholders are available on the Internet. Follow the instructions below to view the proxy materials and vote online or request a copy of the proxy materials. We encourage you to access and review the proxy materials before voting. The proxy materials consist of this Notice of the Annual Meeting, the Company’s 2025 Annual Report to Stockholders, the Company’s 2026 Proxy Statement and the Proxy Card. This communication is not a form of voting and presents only an overview of the more complete proxy materials, which contain important information and are available on the Internet, email or by mail. We encourage you to access and review the proxy materials before voting. https://www.envisionreports.com/VNOM Easy Online Access — View your proxy materials and vote. Step 1: Go to https://www.envisionreports.com/VNOM. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 8, 2026 to facilitate timely delivery. 2 NOT 048N6C

Stockholder Meeting Notice Viper Energy, Inc.’s Annual Meeting of Stockholders will be held on Tuesday, May 19, 2026 at the Petroleum Club of Midland, 501 West Wall Street, Midland, Texas 79701, at 10:00 AM Central Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4: 1. Election of Directors: 01—Laurie H. Argo 02—Spencer D. Armour III 03—Frank C. Hu 04—W. Wesley Perry 05—James L. Rubin 06—Travis D. Stice 07—Kaes Van’t Hof 08—Steven E. West 2. The approval, on an advisory basis, of the compensation of the Company’s named executive officers. 3. The ratification of the appointment of Grant Thornton LLP as the Company’s independent auditor for the fiscal year ending December 31, 2026. 4. The approval of an amendment to the Company’s certificate of incorporation to provide that stockholders holding at least 20% of the voting power, determined on a net long basis, continuously for at least one year, may call special meetings of stockholders, and other immaterial changes. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Please check the proxy materials for directions to be able to attend the Annual Meeting and vote in person. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to https://www.envisionreports.com/VNOM. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Viper Energy, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper or electronic copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 8, 2026.